UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2016

NovoCure Limited

(Exact name of registrant as specified in its charter)

Jersey	001-37565	98-1057807
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Le Masurier House La Rue Le Masurier St. Helier, Jersey JE2 4YE (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 (0)15 3475 6700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Leung Employment Agreement

On December 23, 2016, Novocure USA LLC (“Novocure USA”), a subsidiary of NovoCure Limited (the “Company”) entered into an amendment (the “Leung Amendment”) of the employment agreement between Novocure USA and Gabriel Leung dated August 24, 2011, as amended to date (the “Employment Agreement”).  Pursuant to the Leung Amendment, Novocure USA and Mr. Leung mutually agreed that the Employment Agreement shall terminate effective December 31, 2016.   Mr. Leung will continue to serve as a member of the Company’s Board of Directors.

A copy of the Leung Amendment is filed as Exhibit 10.1 attached hereto and is incorporated herein by reference in its entirety into this Item 1.01.  The foregoing description of the Leung Amendment is qualified in its entirety by reference to the full text of the Leung Amendment and does not purport to be complete.

Amendment to Loan and Security Agreement

On December 23, 2016, the Company entered into a First Amendment to the Loan and Security Agreement (the “First Amendment”) between the Company and BioPharma Secured Investments III Holdings Cayman LP dated as of January 7, 2015 (the “Loan Agreement”).  Pursuant to the First Amendment, the limit on the Company’s pledges and deposits securing liability for reimbursement or indemnification obligations in respect of letters of credit or bank guarantees for the benefit of its landlords increased to $1,000,000.

A copy of the First Amendment is filed as Exhibit 10.2 attached hereto and is incorporated herein by reference in its entirety into this Item 1.01.  The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment and does not purport to be complete.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated as of December 23, 2016, by and between NovoCure USA LLC and Gabriel Leung
10.2	First Amendment to Loan and Security Agreement, dated as of December 23, 2016, by and between the Company and BioPharma Secured Investments III Holdings Cayman LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited

(Registrant)

Date: December 30, 2016

By: /s/ Wilhelmus Groenhuysen

       Name: Wilhelmus Groenhuysen

       Title: Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated as of December 23, 2016, by and between NovoCure USA LLC and Gabriel Leung
10.2	First Amendment to Loan and Security Agreement, dated as of December 23, 2016, by and between the Company and BioPharma Secured Investments III Holdings Cayman LP